Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth A. Myszkowski, Chief Financial Officer of Arrowhead Research Corporation (the “Company”), certify, pursuant to Rule 13(a)-14(b) or Rule 15(d)-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

Date: February 13, 2013

/s/ Kenneth A. Myszkowski
Kenneth A. Myszkowski
Chief Financial Officer

A signed original of these written statements required by 18 U.S.C. Section 1350 has been provided to Arrowhead Research Corporation and will be retained by Arrowhead Research Corporation and furnished to the Securities and Exchange Commission or its staff upon request.